[LOGO] CMA(R)

CMA CALIFORNIA
MUNICIPAL MONEY FUND

--------------------------------------------------------------------------------
Annual Report

                               [GRAPHIC OMITTED]

March 31, 1999
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[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the year ended March 31, 1999, CMA California Municipal Money Fund paid shareholders a net annualized yield of 2.68%.* As of March 31, 1999, the Fund's 7-day yield was 2.34%.

Economic Environment and Investment Strategy

During the six-month period ended March 31, 1999, we continued to see volatility across a broad spectrum of markets. This volatility was the result of continued uncertainty regarding the financial stability of Asia and Latin America and the future role of the newly introduced euro. On November 17, 1998, the Federal Reserve Board initiated what proved to be its final easing of the period with a 25 basis point (0.25%) reduction of the Federal Funds rate to 4.75%. The US economy continued to see excellent economic growth as exemplified by fourth quarter gross domestic product growth of 6.1% and business investment, which grew at a rate of 13.7% for all of 1998. In addition, January housing starts were at their highest level in 15 years. This growth continued in a benign inflationary environment and appeared to be fueled by a confident consumer and a strong stock market. Despite fears that the Asian contagion would adversely affect California's economy, it continued to perform well during the six-month period ended March 31, 1999 and the Asian effect was moderated somewhat by improved trade with both South America and Europe.

In November, Gray Davis was elected governor, replacing incumbent Pete Wilson, and Philip Angeides replaced Treasurer Matt Fong. California is expected to end its current fiscal year with a surplus of approximately $1.0 billion, of which $600 million or 1% of revenues represents a reserve. The fiscal year 1999-2000 budget presented in January by Governor Davis proposed to draw this balance down. However, Governor Davis' first budget offered few new policy initiatives but focused primarily on improving education in the state. Rating agencies applauded the Governor's attempt to restore two items that would facilitate adjustments to the budget after its enactment. The state legislature repealed the Governor's ability to make mid-course corrections and implement automatic expenditure reduction "trigger" mechanisms. The ability to amend the budget and react to unexpected events would protect the financial interests of the state and the trigger mechanisms would automatically reduce expenditures in the event of any deviation from original budget estimates, thus giving the Governor better control over unforeseen events. The State Treasurer's office supports this recommendation as well. Revisions to the budget will occur sometime in May after the state collects income taxes in April and has a more accurate picture of its revenues.

Asset growth was the driving force in the short-term municipal market during the six-month period. Total assets of the tax-exempt money fund industry increased by approximately $19.8 billion during the period ended March 31, 1999 and approximately $23.6 billion in the past year. Assets of the California tax-exempt industry increased by about $2.7 billion during the period and approximately $3.36 billion year-over-year. CMA California Municipal Money Fund's assets increased by more than $266 million during the six-month period and by approximately 11% during the past year.

During most of the six-month period ended March 31, 1999, we maintained an average portfolio maturity in the mid 50-day range. However, late in the period, asset outflows

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

forced a short-lived rise in commercial paper interest rates. We took advantage of this opportunity to lock in higher yields and extend the average portfolio maturity to the 60-day range.

Over the course of the Fund's fiscal year, we maintained an average portfolio maturity that was slightly longer than those of peer funds for several reasons. First, the size of the Fund and the reduced issuance in the past year has made diversification a continued priority. Our tax-exempt commercial paper holdings provided us with the ability to diversify and also allowed us to capitalize on periods of market weakness. This, in turn, provided the Fund's shareholders with a yield exceeding the average of its peer group as measured by IBC Donaghue's Inc. We do not anticipate any significant supply to enter the market until the annual note financings in June. The improved finances of the state and its municipalities will most likely result in reduced issuance this year, putting continued downward pressure on yields of California tax-exempt securities. We anticipate that our commercial paper holdings will help insulate the Fund from the ensuing fluctuation in yields. During April, we allowed the Fund's average portfolio maturity to decrease as we approached tax time, when we typically experience redemptions associated with the payment of taxes. During this period, interest rates on variable rate securities tend to rise as remarketing agents raise interest rates to avoid the financing costs associated with maintaining positions of these securities during the tax season.

In Conclusion

In the coming months, we will carefully monitor both the revisions to Governor Davis' budget as well as the financial well-being of the state and any potential impact that changes may have to our portfolio strategy. We thank you for your support of CMA California Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee

/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President

/s/ Helen M. Sheehan

Helen M. Sheehan
Vice President and Portfolio Manager

May 13, 1999

================================================================================

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA California Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.

================================================================================

IMPORTANT TAX INFORMATION

All of the net investment income distributions paid daily by CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

CMA CALIFORNIA MUNICIPAL MONEY FUND

Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
      Treasurer
Robert Harris--Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of CMA California Municipal Money Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                      (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
California--       $ 6,500   ABN Amro Munitops Certificates Trust, VRDN, Series 1998-17,
93.6%                        2.88% due 7/05/2006 (a) ....................................................  $    6,500
                     4,000   California Educational Facilities Authority Revenue Bonds (Pepperdine
                             University), VRDN, Series B, 2.85% due 11/01/2029 (a) ......................       4,000
                     5,600   California Pollution Control Financing Authority, Environmental Improvement
                             Revenue Bonds (Atlantic), VRDN, AMT, 2.80% due 12/01/2032 (a) ..............       5,600
                             California Pollution Control Financing Authority, PCR, Refunding
                             (Pacific Gas & Electric), VRDN (a):
                    20,500       AMT, Series B, 3.20% due 11/01/2026 ....................................      20,500
                    40,050       AMT, Series C, 2.85% due 11/01/2026 ....................................      40,050
                     1,600       Series C, 2.75% due 11/01/2026 .........................................       1,600
                    28,400       Series D, 3.15% due 11/01/2026 .........................................      28,400
                     8,400       Series E, 3% due 11/01/2026 ............................................       8,400
                     8,200       Series G, 2.80% due 2/01/2016 ..........................................       8,200
                             California Pollution Control Financing Authority, PCR, Refunding
                             (Southern California Edison), VRDN (a):
                     9,000       Series A, 3.05% due 2/28/2008 ..........................................       9,000
                     5,700       Series B, 3.05% due 2/28/2008 ..........................................       5,700
                    17,000       Series C, 3.05% due 2/28/2008 ..........................................      17,000
                       600       Series D, 3.05% due 2/28/2008 ..........................................         600
                     5,400   California Pollution Control Financing Authority, PCR (Southern California
                             Edison), CP, Series A, 2.90% due 7/21/1999 .................................       5,400
                             California Pollution Control Financing Authority, Resource Recovery Revenue
                             Bonds (Delano Project), VRDN, AMT (a):
                     9,100       Series 1, 2.90% due 8/01/2019 ..........................................       9,100
                     8,300       Series 2, 2.90% due 8/01/2019 ..........................................       8,300
                     9,600       Series 3, 2.90% due 8/01/2019 ..........................................       9,600
                             California Pollution Control Financing Authority, Resource Recovery
                             Revenue Bonds, VRDN (a):
                     4,600       (Atlantic Richfield Company Project), Series A, 2.85% due 12/01/2024 ...       4,600
                     3,700       (Honey Lake Power Company Project), AMT, 2.90% due 9/01/2018 ...........       3,700
                             California Pollution Control Financing Authority, Resource Recovery Revenue
                             Refunding Bonds (UltraPower-Rocklin), VRDN, AMT (a):
                    17,400       Series A, 2.90% due 6/01/2017 ..........................................      17,400
                     5,100       Series B, 2.90% due 6/01/2017 ..........................................       5,100
                             California Pollution Control Financing Authority, Solid Waste Disposal
                             Revenue Bonds, VRDN, AMT (a):
                     3,255       (Edco Disposal Corporation Project), Series A, 3.05% due 10/01/2016 ....       3,255
                     3,000       (Shell Martinez Refining), Series B, 2.80% due 10/01/2031 ..............       3,000
                     4,965       (Taormina Industries Inc. Project), 2.80% due 8/01/2014 ................       4,965
                    16,320       (Taormina Industries Inc. Project), Series B, 2.80% due 8/01/2014 ......      16,320
                    75,000   California Public Capital Improvements Financing Authority Revenue Bonds
                             (Pooled Project), VRDN, Series D, 2.95% due 6/01/2028 (a) ..................      75,000

Portfolio Abbreviations for CMA California Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
CP     Commercial Paper
FLOATS Floating Rate Securities
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
MSTR   Municipal Securities Trust Receipts
PCR    Pollution Control Revenue Bonds
RAN    Revenue Anticipation Notes
TRAN   Tax Revenue Anticipation Notes
VRDN   Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
California         $12,000   California School Facilities Financing Corporation, COP, Refunding (Capital
(continued)                  Improvement Financing Projects), VRDN, Series C, 2.75% due 7/01/2022 (a) ...  $   12,000
                             California State, CP:
                     7,300       2.75% due 5/03/1999 ....................................................       7,300
                    21,000       2.70% due 5/07/1999 ....................................................      21,000
                    15,000       Local, 2.65% due 5/07/1999 .............................................      15,000
                             California State Economic Development Financing Authority, IDR, VRDN, AMT (a):
                     4,000       (Harvel Plastics Inc. Project), 3.20% due 3/01/2010 ....................       4,000
                     5,000       (Kuhnash Properties/Arkay Project), 2.95% due 4/01/2017 ................       5,000
                     4,000   California State Economic Development Financing Authority Revenue Bonds
                             (California Independent Systems Project), VRDN, Series D,
                             2.75% due 4/01/2008 (a) ....................................................       4,000
                     1,750   California State, GO, 4.50% due 10/01/1999 .................................       1,764
                             California State, GO, MSTR, VRDN (a):
                     8,555       Series SGA 7, 2.87% due 9/01/2018 (e) ..................................       8,555
                     9,600       Series SGA 39, 2.87% due 6/01/2014 (b) .................................       9,600
                     8,340       Series SGA 40, 2.87% due 6/01/2013 (c) .................................       8,340
                     9,370       Series SGA 72, 2.87% due 6/01/2017 (c) .................................       9,370
                    95,000   California State, RAN, 4% due 6/30/1999 ....................................      95,196
                    39,330   California Statewide Communities Development Authority, COP (Continuing
                             Care/University Project), VRDN, 2.80% due 11/15/2028 (a) ...................      39,330
                             California Statewide Communities Development Authority, M/F Housing
                             Revenue Bonds, VRDN, AMT (a):
                    10,000       (Canyon Creek Apartments), Series C, 2.90% due 6/15/2025 (f) ...........      10,000
                     3,660       (Greenback Manor Apartments), Series A, 2.75% due 2/01/2028 ............       3,660
                     4,200       (Kimberly Woods), Series B, 2.90% due 6/15/2025 (f) ....................       4,200
                    10,300   California Statewide Communities Development Authority, Solid Waste
                             Facilities Revenue Bonds (Chevron U.S.A. Inc. Project), VRDN, AMT,
                             2.85% due 12/15/2024 (a) ...................................................      10,300
                    75,000   California Transit Finance Authority Revenue Bonds, VRDN,
                             2.85% due 10/01/2027 (a)(e) ................................................      75,000
                             Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                             VRDN, AMT (a):
                    20,100       Series A, 3% due 3/01/2023 .............................................      20,100
                    26,200       Series B, 3.10% due 12/01/2021 .........................................      26,200
                             Chula Vista, California, IDR (San Diego Gas & Electric Co.), CP, AMT:
                    10,000       Series D, 2.75% due 5/07/1999 ..........................................      10,000
                    30,000       Series D, 2.85% due 7/12/1999 ..........................................      30,000
                    20,000       Series E, 2.85% due 7/12/1999 ..........................................      20,000
                    10,000   Clipper Tax Exempt, COP, VRDN, AMT, Series 98-9, 3.01% due 7/12/2003 (a) ...      10,000
                    25,000   Contra Costa, California, GO, MSTR, Series 1998-58, Class A,
                             2.97% due 7/01/1999 ........................................................      25,000
                             Contra Costa, California, Water District, CP, Series A:
                    10,000       2.65% due 5/10/1999 ....................................................      10,000
                     7,000       2.90% due 7/16/1999 ....................................................       7,000
                    15,525   Contra Costa, California, Water District Revenue Bonds, MSTR, VRDN,
                             Series SGA 24, 2.84% due 10/01/2019 (a)(b) .................................      15,525
                     5,800   Dublin, California, Housing Authority, M/F Housing Revenue Bonds (Park Sierra),
                             VRDN, AMT, Series A, 3% due 6/01/2028 (a) ..................................       5,800

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
California                   Eagle Tax-Exempt, California HFA, Mortgage Revenue Bonds, VRDN (a):
(continued)        $12,345       Series 1992 A-C6, 2.91% due 8/01/2017 ..................................  $   12,345
                    16,355       Series F-C7, 2.91% due 8/01/2023 .......................................      16,355
                             Eagle Tax-Exempt Trust, California State, VRDN (a):
                     2,660       Series 94 C-0503, 2.91% due 9/01/2003 ..................................       2,660
                     9,705       Series 97 C-0501, 2.91% due 11/01/2020 .................................       9,705
                    10,390   Eagle Tax-Exempt, VRDN, Series 95-050-1A, 2.91% due 2/01/2006 (a) ..........      10,390
                             East Bay, California, Municipal Utility District, Wastewater Treatment System
                             Revenue Bonds, CP:
                    19,600       2.75% due 4/07/1999 ....................................................      19,600
                    19,200       2.80% due 7/12/1999 ....................................................      19,200
                     4,000       2.80% due 7/14/1999 ....................................................       4,000
                     7,050   Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                             Project), VRDN, Series A, 3.05% due 12/01/2016 (a) .........................       7,050
                             Fremont, California, Unified School District, Alameda County, GO:
                    12,150       MSTR, VRDN, Series SGA 37, 2.84% due 8/01/2020 (a)(b) ..................      12,150
                     9,000       TRAN, 4% due 7/30/1999 .................................................       9,011
                     4,685   Fresno, California, Water System Revenue Refunding Bonds, MSTR, VRDN,
                             Series SGA 76, 2.95% due 6/01/2024 (a)(c) ..................................       4,685
                     6,620   Highland, California, Redevelopment Agency, M/F Housing Revenue Bonds
                             (Jeffrey Court Senior Apartments), VRDN, AMT, 2.75% due 3/01/2028 (a) ......       6,620
                     1,700   Kern County, California, GO, TRAN, 4.25% due 10/01/1999 ....................       1,711
                    17,185   Kern County, California, Superintendent of Schools, COP, VRDN, Series A,
                             2.85% due 12/01/2021 (a) ...................................................      17,185
                    19,430   Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                             Apartments), VRDN, AMT, 2.95% due 7/01/2019 (a) ............................      19,430
                     8,500   Long Beach, California, GO, TRAN, 4% due 10/05/1999 ........................       8,536
                    33,500   Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A,
                             3.85% due 7/12/1999 ........................................................      33,500
                     3,000   Los Angeles, California, Department of Airports, Airport Municipal Trust
                             Revenue Bonds, FLOATS, Series SG 61, 2.90% due 5/15/2020 (a) ...............       3,000
                             Los Angeles, California, Department of Water and Power, CP:
                    20,800       2.75% due 4/16/1999 ....................................................      20,800
                    58,000       2.65% due 5/10/1999 ....................................................      58,000
                             Los Angeles, California, Department of Water and Power, Electric Plant
                             Revenue Refunding Bonds, MSTR, VRDN (a):
                     4,075       Series SGA 4, 2.84% due 11/15/2019 (c) .................................       4,075
                     4,005       Series SGA 6, 2.84% due 11/15/2019 (b) .................................       4,005
                     5,000   Los Angeles, California, Harbor Department Revenue Bonds, FLOATS,
                             Series SG-59, 2.90% due 8/01/2026 (a) ......................................       5,000
                     7,000   Los Angeles, California, M/F Housing Revenue Bonds, VRDN, Series K,
                             2.80% due 7/01/2010 (a) ....................................................       7,000
                             Los Angeles, California, Wastewater System Revenue Bonds, CP:
                    15,900       2.40% due 5/07/1999 ....................................................      15,900
                    30,400       2.80% due 7/12/1999 ....................................................      30,400
                    13,000       2.80% due 7/13/1999 ....................................................      13,000
                     5,000       2.85% due 8/12/1999 ....................................................       5,000
                    29,930   Los Angeles County, California, Capital Asset Leasing Corporation Leasehold
                             Revenue Bonds, CP, 2.70% due 5/07/1999 .....................................      29,930
                    99,000   Los Angeles County, California, GO, TRAN, Series A, 4.50% due 6/30/1999 ....      99,197

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
California         $ 5,700   Los Angeles County, California, Housing Authority, M/F Housing Revenue
(continued)                  Bonds (Park Sierra Project), VRDN, 2.80% due 12/01/2008 (a) ................    $  5,700
                             Los Angeles County, California, Metropolitan Transportation Authority, CP:
                     6,000       2.80% due 7/14/1999 ....................................................       6,000
                    10,000       2.80% due 7/20/1999 ....................................................      10,000
                             Los Angeles County, California, Metropolitan Transportation Authority Revenue
                             Bonds, Sales Tax Revenue Bonds, FLOATS (a):
                     6,000       Series SG-46, 2.90% due 7/01/2017 ......................................       6,000
                    50,820       Series SG-55, 2.90% due 7/01/2018 ......................................      50,820
                             Los Angeles County, California, Metropolitan Transportation Authority,
                             Revenue Refunding Bonds, MSTR, VRDN (a)(e):
                    38,675       Series SGB 1, 3.04% due 7/01/2025 ......................................      38,675
                    16,300       Series SGB 2, 3.04% due 7/01/2021 ......................................      16,300
                             Metropolitan Water District of Southern California, CP:
                     9,800       Series A, 2.40% due 4/12/1999 ..........................................       9,800
                     7,400       Series A, 2.70% due 6/16/1999 ..........................................       7,400
                     5,000       Series B, 2.70% due 5/07/1999 ..........................................       5,000
                    40,900       Series B, 2.80% due 7/12/1999 ..........................................      40,900
                     7,435   Monrovia, California, Unified School District, GO, MSTR, VRDN, Series SGA 70,
                             2.84% due 8/01/2022 (a)(b) .................................................       7,435
                    23,650   Northern California Power Agency, Public Power, FLOATS, Series A42,
                             3% due 7/01/2032 (a) .......................................................      23,650
                    41,000   Oakland, California, GO, TRAN, 4.25% due 9/30/1999 .........................      41,217
                     5,000   Pittsburg, California, Mortgage Obligation Revenue Refunding Bonds,
                             VRDN, Series A, 3% due 12/30/2031 (a) ......................................       5,000
                    13,570   Port Oakland, California, Port Revenue Bonds, MSTR, VRDN, Series SG 112,
                             3.15% due 11/01/2025 (a) ...................................................      13,570
                     3,150   Redlands, California, M/F Housing Revenue Bonds (Orange Village Apartments
                             Project), VRDN, AMT, Series A, 2.95% due 8/01/2018 (a) .....................       3,150
                    12,840   Riverside County, California, GO, TRAN, 4.50% due 9/30/1999 ................      12,918
                     9,713   Sacramento, California, Municipal Utility District, Electric Revenue Bonds, CP,
                             2.90% due 6/18/1999 ........................................................       9,713
                     5,760   Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                             MSTR, VRDN, Series SGB 4, 2.96% due 8/15/2021 (a)(d) .......................       5,760
                     9,400   Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                             Bonds, MSTR, VRDN, Series SGA 5, 2.84% due 11/15/2006 (a)(e) ...............       9,400
                    25,000   Sacramento County, California, GO, MSTR, Series 1998-60, Class A,
                             2.92% due 6/01/1999 ........................................................      25,000
                    22,000   San Bernardino, California, City Unified School District, GO, TRAN,
                             3.50% due 11/30/1999 .......................................................      22,084
                    10,000   San Bernardino County, California, COP, Refunding (Medical Center
                             Financing Project), VRDN, 2.70% due 8/01/2026 (a)(b) .......................      10,000
                     3,500   San Bernardino County, California, GO, TRAN, 4.50% due 9/30/1999                   3,526
                     5,900   San Bernardino County, California, Residential Mortgage Revenue Refunding
                             Bonds (Ramona Garden), VRDN, Series A, 2.80% due 2/01/2017 (a) .............       5,900
                     7,300   San Diego, California, GO, TRAN, Series A, 4.50% due 9/30/1999 .............       7,344
                             San Diego, California, IDR, Refunding (San Diego Gas & Electric), CP, Series A:
                     2,000       2.65% due 7/14/1999 ....................................................       2,000
                     2,500       2.80% due 7/20/1999 ....................................................       2,500
                     7,000   San Diego, California, Sewer Revenue Bonds, FLOATS, Series SG 14,
                             2.85% due 5/15/2020 (a) ....................................................       7,000
                    10,990   San Diego, California, Unified School District, GO, TRAN, Series A,
                             4.50% due 10/01/1999 .......................................................      11,065

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)          (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
California                   San Francisco, California, Bay Area Rapid Transit District, CP, Series A:
(concluded)        $10,000       2.70% due 5/07/1999 ....................................................  $   10,000
                     6,100       2.60% due 7/14/1999 ....................................................       6,100
                     3,645   San Francisco, California, City and County Airport Commission, International
                             Airport Revenue Bonds, FLOATS, Series SG-88, 2.85% due 5/01/2021 (a) .......       3,645
                             San Francisco, California, City and County Airport Commission, International
                             Airport Revenue Bonds, MSTR, VRDN (a):
                     7,705       AMT, Series SGA 56, 2.87% due 5/01/2026 (b) ............................       7,705
                    18,590       Series SG 113, 3.10% due 5/01/2026 .....................................      18,590
                    28,005       Series SG 115, 3.15% due 5/01/2026 .....................................      28,005
                    16,555       Series SG 116, 3.15% due 5/01/2026 .....................................      16,555
                     1,000   San Francisco, California, City and County, GO (Public Safety Improvement
                             Projects 1990), Series C, 8% due 6/15/1999 .................................       1,009
                     3,000   San Francisco, California, City and County Sewer Revenue Refunding Bonds,
                             5.50% due 10/01/1999 (d) ...................................................       3,041
                    16,400   San Joaquin County, California, GO, TRAN, 3.50% due 12/31/1999 .............      16,469
                    13,000   San Jose, California, M/F Housing Revenue Bonds (Siena), VRDN,
                             2.95% due 12/01/2029 (a) ...................................................      13,000
                     2,000   San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue
                             Bonds, FLOATS, Series SG-49, 2.85% due 11/15/2020 (a) ......................       2,000
                     9,935   Santa Clara, California, Electric Revenue Refunding Bonds, MSTR, VRDN,
                             Series SGA 75, 2.95% due 7/01/2027 (a)(d) ..................................       9,935
                     2,500   Santa Clara County, California, GO, TRAN, 4.50% due 10/01/1999 .............       2,516
                     8,315   Santa Cruz County, California, Public Financing Authority Revenue Bonds,
                             MSTR, VRDN, Series SG-23, 2.90% due 9/01/2023 (a) ..........................       8,315
                     5,225   Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                             Project), VRDN, Series A, 2.80% due 6/01/2018 (a) ..........................       5,225
                     3,550   Simi Valley, California, Community Redevelopment Agency, M/F Housing Revenue
                             Bonds (Ashlee Manor Project), VRDN, AMT, Series A, 3.05% due 10/01/2017 (a)        3,550
                    12,000   Simi Valley, California, M/F Housing Revenue Bonds (Shadowridge Apartments),
                             VRDN, 3% due 9/01/2019 (a) .................................................      12,000
                     6,765   Southern California Public Power Authority, Power Project Revenue Bonds,
                             MSTR, VRDN, Series SG-35, 2.85% due 7/01/2012 (a) ..........................       6,765
                             Southern California Public Power Authority, Power Project Revenue Refunding
                             Bonds (Palo Verde Project), VRDN (a)(d):
                     9,270       Series B, 2.85% due 7/01/2009 ..........................................       9,270
                     8,500       Series C, 2.85% due 7/01/2017 ..........................................       8,500
                             Southern California Public Power Authority, Transmission Project Revenue
                             Refunding Bonds (Southern Transmission):
                     5,000       Series A, 4% due 7/01/1999 (b) .........................................       5,004
                    26,600       VRDN, 2.85% due 7/01/2019 (a)(d) .......................................      26,600
                             University of California, Board of Regents Revenue Bonds, CP:
                    10,000       2.75% due 4/16/1999 ....................................................      10,000
                    10,000       2.50% due 5/06/1999 ....................................................      10,000
                     5,300       2.70% due 5/07/1999 ....................................................       5,300
                    20,000       2.65% due 5/10/1999 ....................................................      20,000
                     5,000       2.80% due 7/13/1999 ....................................................       5,000
                    25,000       2.70% due 7/23/1999 ....................................................      25,000
                    20,000       2.95% due 8/18/1999 ....................................................      20,000
                     7,000   Upland, California, Apartment Development Revenue Refunding Bonds
                             (Mountain Springs--Issue A), VRDN, 2.80% due 11/15/2028 (a)(f) .............       7,000
                    20,000   Watereuse Finance Authority, California, Revenue Bonds, VRDN,
                             2.65% due 5/01/2028 (a)(e) .................................................      20,000

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONCLUDED)          (IN THOUSANDS)

                    Face                                                                                       Value
State              Amount                                          Issue                                     (Note 1a)
----------------------------------------------------------------------------------------------------------------------
Guam--0.3%         $ 7,200   Guam Power Authority Revenue Bonds, CP, 2.90% due 6/18/1999 ...............   $    7,200
---------------------------------------------------------------------------------------------------------------------
Puerto Rico--                Puerto Rico Commonwealth, Government Development Bank, CP:
5.4%                12,758       2.60% due 4/05/1999 ....................................................      12,758
                    10,000       2.40% due 5/07/1999 ....................................................      10,000
                    17,300       2.65% due 5/12/1999 ....................................................      17,300
                    11,655       2.80% due 5/18/1999 ....................................................      11,655
                     2,500       3% due 7/07/1999 .......................................................       2,500
                    20,530       2.60% due 7/14/1999 ....................................................      20,530
                    23,765       2.65% due 7/14/1999 ....................................................      23,765
                     3,342       3% due 7/29/1999 .......................................................       3,342
                     4,644       3% due 8/24/1999 .......................................................       4,644
                    16,700   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                             Series SGA-44, 2.75% due 7/01/2023 (a) .....................................      16,700
---------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$2,255,290*)--99.3% ...............................   2,255,290

                             Other Assets Less Liabilities--0.7% ........................................      15,574
                                                                                                           ----------
                             Net Assets--100.0% .........................................................  $2,270,864
                                                                                                           ==========
=====================================================================================================================

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1999.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e)   FSA Insured.
(f)   FNMA Collateralized.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999

Assets:
Investments, at value (identified cost--$2,255,289,972) (Note 1a) ........                     $ 2,255,289,972
Cash .....................................................................                              79,177
Receivables:
  Interest ...............................................................   $    17,031,922
  Securities sold ........................................................           193,750        17,225,672
                                                                             ---------------
Prepaid registration fees and other assets (Note 1d) .....................                              22,169
                                                                                               ---------------
Total assets .............................................................                       2,272,616,990
                                                                                               ---------------
Liabilities:
Payables:
  Investment adviser (Note 2) ............................................           833,111
  Distributor (Note 2) ...................................................           667,938
  Dividends to shareholders (Note 1e) ....................................               683         1,501,732
                                                                             ---------------
Accrued expenses and other liabilities ...................................                             251,532
                                                                                               ---------------
Total liabilities ........................................................                           1,753,264
                                                                                               ---------------
Net Assets ...............................................................                     $ 2,270,863,726
                                                                                               ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized ...............................................................                     $   227,169,835
Paid-in capital in excess of par .........................................                       2,044,526,857
Accumulated realized capital losses--net (Note 4) ........................                            (832,966)
                                                                                               ---------------
Net Assets--Equivalent to $1.00 per share based on 2,271,698,351 shares of
beneficial interest outstanding ..........................................                     $ 2,270,863,726
                                                                                               ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999

Investment Income (Note 1c):
Interest and amortization of premium and discount earned                 $67,002,037

Expenses:
Investment advisory fees (Note 2) ......................   $ 8,687,408
Distribution fees (Note 2) .............................     2,589,655
Transfer agent fees (Note 2) ...........................       240,243
Accounting services (Note 2) ...........................       182,407
Registration fees (Note 1d) ............................       153,941
Custodian fees .........................................       105,672
Professional fees ......................................        67,112
Printing and shareholder reports .......................        66,458
Pricing fees ...........................................        16,718
Trustees' fees and expenses ............................        13,681
Other ..................................................        21,462
                                                           -----------
Total expenses .........................................                  12,144,757
                                                                         -----------
Investment income--net .................................                  54,857,280
Realized Gain on Investments--Net (Note 1c) ............                     125,182
                                                                         -----------
Net Increase in Net Assets Resulting from Operations ...                 $54,982,462
                                                                         ===========

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              For the Year Ended March 31,
                                                                           ----------------------------------
Increase (Decrease) in Net Assets:                                              1999               1998
-------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .................................................   $    54,857,280    $    52,482,352
Realized gain (loss) on investments--net ...............................           125,182            (44,912)
                                                                           ---------------    ---------------
Net increase in net assets resulting from operations ...................        54,982,462         52,437,440
                                                                           ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net .................................................       (54,857,280)       (52,480,433)
                                                                           ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders ....       (54,857,280)       (52,480,433)
                                                                           ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .......................................     8,434,578,655      7,751,865,673
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ....................................................        54,856,838         52,479,878
                                                                           ---------------    ---------------
                                                                             8,489,435,493      7,804,345,551
Cost of shares redeemed ................................................    (8,224,359,781)    (7,364,441,995)
                                                                           ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions       265,075,712        439,903,556
                                                                           ---------------    ---------------
Net Assets:
Total increase in net assets ...........................................       265,200,894        439,860,563
Beginning of year ......................................................     2,005,662,832      1,565,802,269
                                                                           ---------------    ---------------
End of year ............................................................   $ 2,270,863,726    $ 2,005,662,832
                                                                           ===============    ===============

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended March 31,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        1999           1998           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------     ----------     ----------     ----------     ----------
Investment income--net ...................                         .03            .03            .03            .03            .03
Realized gain (loss) on investments--net .                          -- +           -- +           -- +           -- +           -- +
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations .........                         .03            .03            .03            .03            .03
                                                            ----------     ----------     ----------     ----------     ----------
Less dividends from investment income--net                        (.03)          (.03)          (.03)          (.03)          (.03)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .............                  $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ==========     ==========     ==========     ==========     ==========
Total Investment Return ..................                        2.68%          3.06%          2.90%          3.15%          2.66%
                                                            ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses .................................                         .58%           .59%           .60%           .64%           .63%
                                                            ==========     ==========     ==========     ==========     ==========
Investment income--net ...................                        2.63%          3.00%          2.85%          3.11%          2.62%
                                                            ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands) ...                  $2,270,864     $2,005,663     $1,565,802     $1,421,140     $1,168,234
                                                            ==========     ==========     ==========     ==========     ==========

+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholers--The Fund declares dividends daily and reinvests daily such dividends (net of nonresident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1999, the Fund had a net capital loss carryforward of approximately $833,000, of which $315,000 expires in 2002, $476,000 expires in 2003 and
$42,000 expires in 2006. This amount will be available to offset a like amount of any future taxable gains.

CMA CALIFORNIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA California
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11211--3/99

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